Filed pursuant to Rule 497(e)

Registration Nos. 333-285633; 811-24061

MayTech Global Growth ETF (MTGG)

(the “Fund”)

listed on The Nasdaq Stock Market, LLC

October 22, 2026

Supplement to the Summary Prospectus, dated October 16, 2026, and the Prospectus and Statement of Additional Information (“SAI”),
dated September 7, 2026, as previously supplemented

Effective immediately, all references in the SAI to the Fund’s “fiscal year ending August 31” are hereby deleted and replaced with references to the Fund’s “fiscal year ending September 30,” with the Fund’s first fiscal year ending September 30, 2027.

Effective immediately, the first sentence of the first paragraph in the section of the Prospectus and Summary Prospectus titled “Principal Investment Strategies” is amended and restated as follows:

“Under normal market conditions, the Fund generally invests in a portfolio of approximately 20 to 50 equity securities. Fund holdings may occasionally differ from this range for a number of reasons, including market conditions or the availability of attractive investment opportunities.”

Please retain this Supplement for future reference.